SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 31, 2007
ALKERMES, INC.
(Exact Name of Registrant as Specified in its Charter)

PENNSYLVANIA (State or Other Jurisdiction of Incorporation)	1-14131 (Commission File Number)	23-2472830 (I.R.S. Employer Identification No.)

88 Sidney Street Cambridge, Massachusetts (Address of principal executive offices)	02139 (Zip Code)
Registrant’s telephone number, including area code: (617) 494-0171
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On October 31, 2007, Alkermes, Inc. issued a press release announcing positive results from a 30-week comparator study of once-weekly exenatide long-acting release (LAR) injection and BYETTA® (exenatide) injection taken twice daily in patients with type 2 diabetes.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Alkermes, Inc. dated October 31, 2007 announcing positive results from a 30-week comparator study of once-weekly exenatide long-acting release (LAR) injection and BYETTA® (exenatide) injection taken twice daily in patients with type 2 diabetes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES, INC.
Date: November 2, 2007	By:	/s/ James M. Frates
James M. Frates
Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

EXHIBIT INDEX
99.1	Press release issued by Alkermes, Inc. dated October 31, 2007 announcing positive results from a 30-week comparator study of once-weekly exenatide long-acting release (LAR) injection and BYETTA® (exenatide) injection taken twice daily in patients with type 2 diabetes.